Exhibit 99
To Our Stockholders:
Centra continues 2005 with a strong performance driven by significant asset and deposit growth, increased earnings, a low loan delinquency rate and a consistently improving net interest margin and efficiency ratio.
Total assets grew 24% to $495 million at June 30, 2005 compared to $399 million at June 30, 2004. The primary component of the asset growth was total loans which grew 26% to $439 million at June 30, 2005 from $347 million at June 30, 2004. This growth was made possible by deposit growth of $85 million or 24% to $439 million at June 30, 2005 from $354 million at June 30, 2004. Net income for the second quarter of 2005 was $989,000, up 145% from the $403,000 net income for the second quarter of 2004. Net income for the first six months of 2005 was $1,825,000, up 139% from the $764,000 net income for the first six months of 2004.
After approximately five years, our bank has grown to the half billion-dollar mark in total assets and the results of our efforts have attracted national attention. Over the last several years, clients have embraced the advantages of working with a truly unified community bank like ours that is responsive, competent, and keenly competitive.
While our short but successful past has given us vision and strength, it also creates opportunities and expectations.
Therefore, we have named Henry Kayes, President of Centra Bank in Martinsburg, as Executive Vice-President and Chief Operating Officer of Centra Bank Inc. and Senior Vice-President of the holding company, Centra Financial Holdings. In addition, he will continue to reside in and serve as President of Martinsburg. Promoting Henry to this position will enable us to leverage his talents even further as we grow our company in the years ahead.
“Doing a common thing, uncommonly well brings success.” In this report we have added a section to list those key individuals responsible for delivering to you a half billion-dollar company. You should be struck by their passion, dedication and determination to hold themselves accountable. They clearly care and are prepared to do what is right to keep this company on course for the long term. They value teamwork, take pride in what they do and perform their jobs with integrity and I am proud to be associated with such a fine group of people.
As always, we appreciate your support and invite your comments.
Sincerely,

/s/ Douglas J. Leech
Douglas J. Leech
Chairman
President and CEO

Deposits
(in thousands)

September	380,616
December	385,822
March	415,447
June	438,912

Total Deposits
(in thousands)
$440,000
$420,000
$400,000
$380,000
September
December
March
June

Centra Financial Holdings, Inc., and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in Thousands, except Per Share Data)
(Unaudited)

	Six Months Ended June 30,		Quarter Ended June 30,
	2005	2004	2005	2004
INTEREST INCOME
Loans, including fees	$12,767	$8,634	$6,733	$4,465
Loans held for sale	60	45	32	31
Securities available-for-sale	303	194	153	109
Interest-bearing bank balances	44	12	22	5
Federal funds sold	32	54	24	19

Total interest income	13,206	8,939	6,964	4,629
INTEREST EXPENSE
Deposits	4,281	3,074	2,326	1,568
Short-term borrowed funds	194	30	89	14
Long-term debt	259	—	136	—

Total interest expense	4,734	3,104	2,551	1,582

Net interest income	8,472	5,835	4,413	3,047
Provision for loan losses	884	928	447	563

Net interest income after provision for loan losses	7,588	4,907	3,966	2,484
OTHER INCOME
Service charges on deposit accounts	438	414	245	225
Other service charges and fees	431	301	223	152
Secondary market income	411	387	206	252
Other	108	70	75	36

Total other income	1,388	1,172	749	665
OTHER EXPENSE
Salaries and employee benefits	3,024	2,264	1,553	1,103
Occupancy	514	478	251	242
Equipment	562	568	288	333
Advertising	386	242	197	130
Professional fees	235	120	152	70
Data processing	306	446	164	232
Other	1,044	775	530	413

Total other expense	6,071	4,893	3,135	2,523

Income before income tax	2,905	1,186	1,580	626
INCOME TAX EXPENSE	1,080	422	591	223

Net income	1,825	764	$989	$403

Basic earnings per share	$0.71	$0.30	$0.39	$0.16
Diluted earnings per share	$0.67	$0.29	$0.36	$0.15
Weighted average shares outstanding — basic	2,552,825	2,552,605	2,553,141	2,552,605
Weighted average shares outstanding — diluted	2,710,076	2,679,383	2,748,885	2,679,364

Centra Financial Holdings, Inc., and Subsidiaries
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in Thousands, except Per Share Data)
(Unaudited)

	June 30,	June 30,
	2005	2004
ASSETS
Cash and due from banks	$14,516	$10,381
Interest-bearing deposits in other banks	1,700	1,021
Federal funds sold	4,620	10,302

Total cash and cash equivalents	20,836	21,704
Available-for-sale securities, at estimated fair value (amortized cost of $23,004 in 2005 and $22,367 in 2004)	22,897	22,229
Loans, net of unearned income	438,583	347,237
Allowance for loan losses	(7,166)	(5,219)

Net loans	431,417	342,018
Premises and equipment	8,543	5,936
Loans held for sale	2,591	1,308
Other assets	8,962	5,864

Total assets	$495,246	$399,059

LIABILITIES
Deposits
Non-interest bearing	$62,431	$46,040
Interest-bearing	376,481	307,853

Total deposits	438,912	353,893
Short-term borrowings	12,150	14,984
Long-term debt	10,000	—
Other liabilities	2,621	1,720

Total liabilities	463,683	370,597
STOCKHOLDERS’ EQUITY
Preferred stock, $1 par value, 1,000,000 authorized, none issued	2,554	2,320
Common stock, $1 par value, 50,000,000 authorized, 2,554,156 and 2,320,550 issued and outstanding respectively	2,554	2,320
Additional paid-in capital	25,202	25,419
Accumulated earnings	3,871	806
Accumulated other comprehensive income (loss)	(64)	(83)

Total stockholders’ equity	31,563	28,462

Total liabilities and stockholders’ equity	$495,246	$399,059

[Centra Logo]
MORGANTOWN

Suncrest	Wharf District
304-598-2000	304-292-2000

Cheat Lake	Sabraton
304-284-8630	304-284-8000

BOARD OF DIRECTORS

JULIAN E. BAILES	MARK R. NESSELROAD*
Chairman, Department	Chief Executive Officer
of Neurosurgery	Glenmark Holdings LLC
WVU School of Medicine
PARRY PETROPLUS*
LAURENCE DeLYNN	President Petroplus & Associates
Retail Consultant
MILAN PUSKAR*
ARTHUR GABRIEL*	Chairman
Secretary/Treasurer	Mylan Labs, Inc.
Gabriel Brothers, Inc.
THOMAS P. ROGERS
DOUGLAS J. LEECH*	Chairman & CEO
President & Chief Executive Officer	Thoughtfulness, Inc.
Centra Financial Holdings, Inc.
& Centra Bank	PAUL T. SWANSON*
Chairman
ROBERT E. LYNCH, JR.	CWS Inc., and Swanson Plating
Vice-President
Davis-Lynch Glass Co.	RITA D. TANNER
Realtor; Dorsey & Kiger Realtors
PAUL F. MALONE
Physician	BERNARD G. WESTFALL*
President — Morgantown ENT Clinic	Retired President & CEO
WV United Health Systems

*Officers of Centra Financial Holdings Inc.
OFFICERS

DOUGLAS J. LEECH *	TAMMIE ALEXANDER
Chairman President & CEO	Vice President & General Counsel
President-Title Services Inc.
KEVIN D. LEMLEY*
Sr. Vice-President	RYAN CURRY
Chief Financial Officer	Auditor

TIMOTHY P. SAAB *	LISA VARNER
Sr. Vice President	Compliance Officer
Corporate Secretary
SANDRA L. WALTERS
E. RICHARD HILLEARY*	Assistant Vice President
Sr. Vice-President
Commercial Loans	DEBORAH BICE
Assistant Vice Presient
KARLA STROSNIDER *
Sr. Vice President	JOSEPH WESTERMAN
Operations	Assistant Vice President

JANE RYAN	DONNA SCOTT
Vice President	Consumer Loan Manager
Retail
CATHY ROHR
ANN O’NEAL	Banking Office Manager
Vice President
Mortgage Lending	THERESA TURNER
Banking Office Manager
JOHN FAHEY*
Vice President	RICHARD SEMENTA
Marketing Director	Banking Office Manager

RANDY WILLIAMS	SUSAN FLYNN
Vice President	Executive Banking Officer
Commercial Lending
HARRIET MAYFIELD
FRANK VITALE	Retail Banking Officer
Vice President
Executive Banking and Human Resources	JO ANN D’AMICO
Banking Officer

*Officers of Centra Financial Holdings Inc.

MARTINSBURG

Foxcroft	Williamsport Pike
304-262-6500	304-260-9207

South Berkeley
304-229-4500
BOARD OF DIRECTORS

MANUEL P. ARVON	MICHAEL B. KELLER
Superintendent–Berkeley	Attorney
County School System	Bowles Rice McDavid Graff & Love

KENNETH L. BANKS, DDS	DOUGLAS J. LEECH*
General Dentistry	President & Chief Executive Officer
Centra Financial Holdings, Inc.
JAMES W. DAILEY, II*
Chairman	ROBERT A. McMILLAN*
W. Harley Miller Contractors	President
Vice-Chairman	Jefferson Distributing Company
Farmers & Mechanics Mutual
Insurance Co.	JEFFREY S. PETRUCCI
DEBORAH J. DHAYER	President Heiston Supply Inc.
Owner
Eddies Tire Service	D. SCOTT ROACH
President, R.M. Roach & Sons, Inc.
TERRY W. HESS
President	ROBERT S. STRAUCH, M.D.
Virginia Honey Company, Inc.	Surgeon

*Officers of Centra Financial Holdings Inc.
OFFICERS

HENRY KAYES *	CHERYL KEMMERER
Executive Vice-President	Vice President
Chief Operating Officer	Human Resources
Centra Bank Inc.
President-Martinsburg	RICK MANNING
Vice President
STEPHEN COX	Retail
Vice President
MICHAEL ROACH
GARY FLEMING	Vice President
Vice President	Consumer Lending
Executive Banking
DAVID DALTON
BARBARA HARLESS	Banking Office Manager
Vice President
Mortgage Lending	RENEE DAVIS
Assistant Vice President
JOYCE KEES
Vice President
Banking Office Manager	*Officers of Centra Financial Holdings Inc.